EXHIBIT 32.1




                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cowley Technologies Corp. (the "Company") on Form 10-KSB for the year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Jacinta Sit, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2004


/s/ Jacinta Sit
---------------------------
Jacinta Sit, President and
Chief Financial Officer